UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of the Stockholders (the “Annual Meeting”) of HRG Group, Inc. (the “Company”) was held today, September 25, 2017.

(b)     At the Annual Meeting, the Company’s stockholders (i) elected two Class I directors to the Company’s board of directors (the “Board”) to each serve for a three-year term ending on the earlier of the 2020 Annual Meeting or their death, resignation or removal (Proposal 1); (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017 (Proposal 2); (iii) approved, on an advisory basis, the compensation of the Company's executive officers (Proposal 3); and (iv) approved, on an advisory basis, the holding of a future advisory vote on executive compensation every three years (Proposal 4).

Only holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the close of business on August 14, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 200,586,619 shares of Common Stock entitled to vote, the holders of which were entitled to one vote per share in the election of directors and on each other matter submitted for stockholder approval.  Holders of Common Stock representing a total of 188,265,318 votes (approximately 93.86 % of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1: The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Andrew A. McKnight	172,744,317	4,661,577	10,859,424
Andrew Whittaker	175,182,670	2,223,224	10,859,424

Proposal 2: The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
188,226,436	32,076	6,806	0

Proposal 3: The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
164,610,336	8,992,264	3,803,294	10,859,424

Proposal 4: The votes regarding this proposal were as follows:

1 Year	2 years	3 Years	Abstain	Broker Non-Votes
70,724,205	25,839	106,256,732	399,118	10,859,424

Based on the results for this proposal, the Company will hold a non-binding advisory vote every three years to approve the compensation of the Company's executive officers.

Item 7.01.	Regulation FD Disclosure.

At the Annual Meeting, the Company also reaffirmed that it expects the acquisition of HRG’s majority owned subsidiary Fidelity & Guaranty Life (“FGL”; NYSE: FGL) by CF Corporation (“CF Corp”) (the “FGL Transaction”) to close by December 31, 2017. HRG added that it currently expects that, pursuant to its letter agreement with CF Corp, dated May 24, 2017, HRG will exercise its right to cause CF Corp to join it in making an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, with respect to the FGL Transaction. If such election is made, following the closing of the FGL Transaction, HRG expects that it may have available approximately $1.6 billion of aggregate federal net operating loss carryforwards and capital loss carryforwards.

The information provided under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of HRG, whether made before or after the date of this report.

Forward Looking Statements:

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the HRG’s expectations with respect to the FGL Transaction and the amount of net operating loss carryforwards, capital loss carryforwards and other US. federal income tax attributes. Forward-looking statements also include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation: that the review of strategic alternatives at HRG will result in a transaction, or if a transaction is undertaken, as to its terms or timing; the ability of HRG's subsidiaries to close previously announced transactions, including statements regarding the closing of the FGL Transaction and the sale of Front Street; the ability of HRG's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of the boards of HRG's subsidiaries to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks identified under the caption "Risk Factors" in HRG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Chief Operating Officer, General Counsel & Corporate Secretary

Dated: September 25, 2017